UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2004

P.F. Chang’s China Bistro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

15210 N. Scottsdale Road, Suite 300, Scottsdale, Arizona	85254

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 957-8986

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.1	April 21, 2004 Press Release by P.F. Chang’s China Bistro, Inc.

99.2	Transcript of Conference Call held April 21, 2004

Item 12. Results of Operations and Financial Condition.

On April 21, 2004, P.F. Chang’s China Bistro, Inc. (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended March 28, 2004. Also on April 21, 2004, the Company held its Q1 Earnings Conference Call. Pursuant to SEC Release No. 33-8216, the press release and transcript are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc.

Date: April 22, 2004	By:	/s/ Kristina K. Cashman

Kristina K. Cashman
Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit	Description
99.1	April 21, 2004 Press Release by P.F. Chang’s China Bistro, Inc.

99.2	Transcript of Conference Call held April 21, 2004